Employee Benefits - Summary of Sensitivity Analysis for Actuarial Assumptions (Detail) - USD ($) $ in Thousands	Mar. 31, 2023	Mar. 31, 2022
Disclosure of sensitivity analysis for actuarial assumptions [abstract]
Discount rate (1% movement)	$ (269)	$ (287)
Future salary growth (1% movement)	281	307
Withdrawal rates (10% movement)	(514)	(611)
Discount rate (1% movement)	292	312
Future salary growth (1% movement)	(266)	(291)
Withdrawal rates (10% movement)	$ 883	$ 1,120